UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2014

MOBILESMITH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-32634	95-4439334
(Commission File Number)	(IRS Employer Identification No.)

5400 Trinity Road, Suite 208 Raleigh, North Carolina	27607
(Address of Principal Executive Offices)	(Zip Code)

(855) 516-2413

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

On May 30, 2014, MobileSmith, Inc., or the Company, sold an additional convertible secured subordinated note due November 14, 2016 in the principal amount of $400,000, or the New Note, to a current noteholder upon substantially the same terms and conditions as the Company’s previously issued notes, or the Existing Notes, the terms of which are as described in Item 1 and Exhibit 4.1 of the Company’s Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission, or the SEC, on November 14, 2007 and November 12, 2008, under Item 2.03 of the Company’s Current Reports on Forms 8-K filed with the SEC on November 21, 2008 and February 25, 2009, under Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on March 8, 2010, under Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on June 19, 2012, under Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on July 2, 2013 and in Item 5 and Exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2014, which descriptions are incorporated herein by reference.  The Company is obligated to pay interest on the New Note at an annualized rate of 8% payable in quarterly installments commencing August 30, 2014. As with the Existing Notes, the Company is not permitted to prepay the New Note without approval of the holders of at least a majority of the aggregate principal amount of the Notes then outstanding.

The Company plans to use the proceeds to meet ongoing working capital and capital spending requirements.

The sale of the New Note was made pursuant to an exemption from registration in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 2.03 is hereby incorporated by reference.

 Item 8.01 Other Events

As previously reported, the Company has obtained a bank commitment letter to borrow up to $5,000,000 under a facility, or the New Facility, with substantially the same terms as the Company’s outstanding facility, or the IDB Facility, with Israel Discount Bank, or IDB, which matured by its terms on May 31, 2014.  The Company, IDB and the lender under the New Facility are in the final stages of this transaction and the Company expects to close on the New Facility and to use the proceeds of the New Facility to repay the $5,000,000 in outstanding borrowings under the IDB Facility.

Information set forth in this Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and other laws, relating to, among other things, the expected closing of the replacement for the Company’s IDB Facility and the expected repayment of the IDB Facility which expired by its terms on May 31, 2014.  The closing and repayment are subject to final negotiations and conditions and may not occur when expected, or at all.  These forward-looking statements are subject to risks, uncertainties, and assumptions that are difficult to predict.  Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements.  Readers are directed to risks and uncertainties identified under Part I, Item 1A, “Risk Factors,” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, and its subsequent periodic reports filed with the SEC for factors that may cause actual results to be different than those expressed in these forward-looking statements.  Except as required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2014	By:	/s/ Gleb Mikhailov
	Name:	Gleb Mikhailov
	Title:	Chief Financial Officer

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